SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





Date of Report: November 1, 1996
(Date of earliest event reported)




                       Lehman Structured Securities Corp.
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             (Exact name of registrant as specified in its charter)


Delaware                           333-10027                22-3472225
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(State or Other Juris-            (Commission              (I.R.S. Employer
diction of Incorporation)        File Number)           Identification No.)


200 Vesey Street, New York, New York                               10285
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(Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code:

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

Item 5.   Other Events.

     On November 1, 1996, Lehman Structured Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of October 1, 1996 (the "Trust Agreement"), by and among the Company, as depositor, and State Street Bank & Trust Company, as trustee, of Lehman Structured Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates"), issued in three (3) classes. The Class E-1 and Class E-2 Certificates, were sold to Lehman Brothers Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 29, 1996, by and among the Company and the Underwriter. The Class R Certificate was retained by the Company. The Class E-1 and Class E-2 Certificates had an aggregate principal balance of $65,731,702.68 upon deposit into the trust created by the Trust Agreement.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits



                                 Item 601(a) of
                                 Regulation S-K
         Exhibit No.             Exhibit No.                  Description
         -----------             -----------                  -----------

             1                         1.1              Underwriting Agreement,
                                                        dated October 29, 1996.

             2                         4.1              Trust Agreement, dated
                                                        as of October 1, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEHMAN STRUCTURED SECURITIES
                                          CORP.



                                       By:
                                           --------------------------
                                           Wayne C. Olson
                                           Managing Director


Date:  November 15, 1996

                                  EXHIBIT INDEX

                                 Item 601(a) of
                                 Regulation S-K
         Exhibit No.             Exhibit No.                  Description
         -----------             -----------                  -----------

             1                         1.1              Underwriting Agreement,
                                                        dated October 29, 1996.

             2                         4.1              Trust Agreement, dated
                                                        as of October 1, 1996.